UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 21, 2023
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER TECHNOLOGIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273		51-0263969

(COMMISSION FILE NUMBER)		(IRS EMPLOYER IDENTIFICATION NO.)

6901 Professional Parkway, Suite 200
Sarasota,	Florida	34240

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

(941) 556-2601
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	ROP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On July 21, 2023, the Company issued a press release containing information about the Company’s results of operations for the quarter ended June 30, 2023. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of the Company dated July 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Technologies, Inc.
(Registrant)

By:	/s/ Jason P. Conley	Date:	July 21, 2023
Jason P. Conley, Executive Vice President and Chief Financial Officer